                                                                     EXHIBIT 99




                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE



In re:                                     Case No.: 399-02649 THROUGH 399-02680
                                                     ---------------------------
   SERVICE MERCHANDISE COMPANY, INC.
   ----------------------------------
                                           Judge:    PAINE
                                                     --------------------------

                                           Chapter 11

Debtor(s)

       MONTHLY OPERATING REPORT FOR PERIOD ENDING    October 3, 1999
                                                     ---------------------------

     COMES NOW,   SERVICE MERCHANDISE COMPANY, INC.
                  --------------------------------------------------------------

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing August 30, 1999 and ending October 3, 1999 as shown by the report and exhibits consisting of 16 pages containing the following as indicated:

             X  Monthly Reporting Questionnaire (Attachment 1)
            ---

             X  Comparative Balance Sheets (Forms OPR-1 & OPR-2)
            ---

            N/A Summary of Accounts Receivable (Form OPR-3)
            ---

             X  Schedule of Postpetition Liabilities (Form OPR-4)
            ---

             X  Statement of Income (Loss) (Form OPR-5)
            ---


             I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

Date:                             DEBTOR - IN - POSSESSION
     --------------------

                                  By:
                                     -------------------------------------------

                                  Name and Title: TOM GARRETT, SENIOR
                                                  ------------------------------
                                                  VICE PRESIDENT & CFO
                                                  ------------------------------

                                  Address: 7100 SERVICE MERCHANDISE DRIVE
                                           -------------------------------------
                                           BRENTWOOD, TENNESSEE 37027
                                           -------------------------------------

                                  Telephone No: 660-3477
                                                --------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 03, 1999

1. Payroll

                                                                                      WAGES                           TAXES

       OFFICERS                             TITLE                             GROSS            NET             DUE           PAID
SAM CUSANO                CHIEF EXECUTIVE OFFICER                           62,688.10      39,784.64        4,438.05      17,829.41
STEVE MOORE               SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE
                          OFFICER, GENERAL COUNSEL & SECRETARY              35,254.46      23,631.35        2,401.50       8,949.16
TOM GARRETT               SENIOR VICE PRESIDENT & CFO                       31,917.91      23,001.10        1,843.14       6,724.37
GARY SEASE                SENIOR VICE PRESIDENT, LOGISTICS                  31,281.03      19,941.46        1,949.79       8,028.35
CHARLES SEPTER            PRESIDENT & CHIEF OPERATING OFFICER               48,845.24      30,827.46        3,358.63      13,677.36
KENNETH BRAME             SENIOR VICE PRESIDENT, INFORMATION SERVICES
                          & CHIEF INFORMATION OFFICER                       28,695.20      19,362.85        1,713.01       7,104.24
ROBERT J. PINDRED         VICE PRESIDENT AND TREASURER                      21,481.29      15,663.65          501.26       4,269.08
JOE M. ELLIOTT            AVP, PROPERTY ADMINISTRATION                      10,164.30       6,970.56          352.37       1,420.67
ERIC KOVATS               VICE PRESIDENT, STORES                            21,695.40      15,160.49        1,158.34       4,627.74
KARREN PRASIFKA           ASSISTANT GENERAL COUNSEL VP                      23,407.27      14,952.53        1,193.23       7,219.49
SUZY WILSON               ASSISTANT VICE PRESIDENT, LEGAL                    9,645.90       7,377.01          389.62       1,563.02
BILLY STEWART             ASSISTANT VICE PRESIDENT, TAX                      8,183.10       5,791.38          214.17       1,179.50
KENNETH A. CONWAY         VICE PRESIDENT AND CONTROLLER                     21,412.15      14,972.63          846.70       5,529.02

The associates listed below received relocation which is included in the amounts above.

ROBERT PINDRED                                                               8,000.94
KARREN PRASIFKA                                                              7,031.98
KENNETH A. CONWAY                                                            6,000.00


CHAPTER 11 MONTHLY REPORTING QUESTIONNAIRE
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 03, 1999

2.  INSURANCE



                                                                    COVERAGE        POLICY      EXPIRATION    PREMIUM  DATE COVERAGE
TYPE                             NAME OF CARRIER                     AMOUNT         NUMBER         DATE       AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------------------------
Property                         Security Ins Co of Hartford        $5 Million    CCIPW12011      5/1/00     $921,750     5/1/00
                                 Commonwealth                       $5 Million      US2387        5/1/00     $ 92,419     5/1/00
                                 Westchester Fire                  $15 Million    1XA394310       5/1/00     $ 75,000     5/1/00
                                 Allianz Insurance Co              $12 Million    CLP1034720      5/1/00     $ 30,000     5/1/00
                                 TIG Insurance Co                  $13 Million   XPT38797554      5/1/00     $ 32,500     5/1/00
                                 Westchester Fire                  $30 Million    1XA394311       5/1/00     $ 15,000     5/1/00
                                 Allianz Insurance Co              $12 Million    CLP1034720      5/1/00     $ 22,500     5/1/00
                                 Allianz Insurance Co              $25 Million    CLP1034720      5/1/00     $ 10,000     5/1/00

Boiler & Machinery               Hartford Steam Boiler             $10 Million      BMTBD         5/1/00     $ 11,900     5/1/00

Transit                          Security Ins Co of Hartford        $1 Million    CCIMG72820      5/1/00     $ 10,000     5/1/00

Ocean Cargo                      Phoenix Assurance Co of NY        $10 Million     CR37211        5/1/00     $ 40,000     5/1/00

Special Crime                    Reliance Insurance Co             $25 Million    NFK1951937      5/1/02     $ 13,458     5/1/02

Crime                            National Union Fire Ins Co        $10 Million     858-0797       3/1/00     $ 56,505     3/1/00

Fiduciary                        National Union Fire Ins Co        $10 Million    267-81-30       3/1/00     $ 19,462     3/1/00

Employment Practices             Chubb Insurance Co                $10 Million    81278901A       3/1/00     $221,575     3/1/00
Liability                        Royal Insurance Co                $10 Million    PSF000010       3/1/00     $ 88,200     3/1/00

Directors & Officers             Continental Insurance Co          $10 Million    300714943       3/1/01     $453,500     3/1/01
                                 Chubb Insurance Co                $10 Million    81278902-A      3/1/01     $266,666     3/1/01
                                 Royal Insurance Co                $10 Million    PSF000009       3/1/01     $133,000     3/1/01

Umbrella                         Federal Insurance Co              $50 Million     79763295       1/1/02     $ 79,196     1/1/02
Excess Liability                 American Guarantee & Liab         $50 Million  EUO2876107-01     1/1/00     $ 25,000     1/1/00

International                    Cigna Insurance Co                 $1 Million      PHFTBD        1/1/00     $  2,500     1/1/00

Punitive Damages                 Chubb Atlantic Indemnity          $50 Million     PUNTBD1        1/1/00     $ 17,160     1/1/00
Punitive Damages - Excess        Zurich International Bermuda      $50 Million     PUNTBD2        1/1/00     $  5,000     1/1/00

General Liability - Va. Beach    Hartford Fire Insurance Co         $2 Million     20UENTBD       1/1/00     $  8,020     1/1/00

General Liability                Cigna Insurance Co                 $5 Million   XSLG19307931     1/1/00     $ 13,225     1/1/00

Workers' Compensation            Pacific Employers Ins Co          Statutory     WLRC42316830     1/1/00     $ 17,797     1/1/00
WC Excess                        Cigna Insurance Co                Statutory      XWCO11865       1/1/00     $  1,748     1/1/00
WC Contractual Indemnity         Illinois Union Insurance Co       Statutory     CTPG19307992     1/1/00     $  4,990     1/1/00

Auto                             Pacific Employers Ins Co          $1 Million    ISAHO7569488     1/1/00     $  2,742     1/1/00


CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999


3.  BANK ACCOUNTS




TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
------------------------------
HOME OFFICE                                                            $    11,950
RETAIL SAFE FUNDS                                                      $ 2,044,540


CORPORATE ACCOUNTS                                                     $ 3,785,640
------------------

STORE DEPOSITORY ACCOUNTS
-------------------------
FIRST TENNESSEE                                                        $   889,143
FIRSTAR                                                                $    50,223
SOCIETY NATIONAL BANK                                                  $   593,155
BANK OF BOSTON                                                         $   588,271
BANK OF BOSTON CONNECTICUT                                             $   255,025
MERCANTILE BANK                                                        $   129,515
FIRST UNION                                                            $ 3,245,545
HARRIS TRUST                                                           $ 1,131,805
BANK ONE LOUISIANA                                                     $   641,133
FLEET                                                                  $   112,412
ABN - AMRO BANK                                                        $   353,843
COMERICA BANK                                                          $   439,592
AM SOUTH                                                               $   336,139
BANK OF AMERICA CALIFORNIA                                             $   215,025
FIRST AMERICAN NATIONAL BANK                                           $    59,018
HERITAGE BANK OF NEVADA                                                $     2,077
BANK OF OKLAHOMA                                                       $   208,864
CHASE BANK OF TEXAS                                                    $ 1,132,617

HIBERNIA                                                               $    56,971
SINGLE STORE DEPOSITORY ACCOUNTS                                       $   634,263
FIRST NATIONAL BANK OF MARYLAND                                        $    67,774
FIFTH THIRD BANK                                                       $    45,611
WELLS FARGO BANK                                                       $   114,060
NATIONSBANK                                                            $ 1,361,930
NBD                                                                    $   334,751
PNC BANK                                                               $   625,975
BANK ONE, TEXAS                                                        $    64,387


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)     $15,368,301
------------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                        $   171,965
OTHER CASH ACCOUNTS                                                    $ 1,851,359

TOTAL CASH PER GENERAL LEDGER                                          $36,922,879

CHAPTER 11

MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

RECEIPTS AND DISBURSEMENTS

PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

(Dollars in Thousands)

                                    Actual       Actual   Actual      Actual     Actual        Total

                         Monday     8/30/99     9/6/99    9/13/99     9/20/99    9/27/99      8/30/99
                         Sunday      9/5/99    9/12/99    9/19/99     9/26/99    10/3/99      10/3/99
                                  --------------------------------------------------------------------
Receipts:
   Sales Receipts                  $ 31,812    $33,469   $ 26,569    $ 37,146    $ 33,347    $ 162,343
   Miscellaneous Receipts             4,817     10,288         33      17,011          13       32,162
                                  --------------------------------------------------------------------
   Total Available collections       36,629     43,757     26,602      54,157      33,360      194,505

Disbursements:
   Merchandise disbursements         35,187     15,681     40,366      42,273      45,637      179,144
   Non-merchandise disbursements     14,619     24,979     22,023      19,475      19,184      100,280
                                  --------------------------------------------------------------------
Total Disbursements:               $ 49,806    $40,660   $ 62,389    $ 61,748    $ 64,821    $ 279,424
                                  --------------------------------------------------------------------
Change in cash                     $(13,177)   $ 3,097   $(35,787)   $ (7,591)   $(31,461)   $ (84,919)
                                  --------------------------------------------------------------------

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

4. PAYMENTS TO PROFESSIONALS AUGUST 30, 1999 THROUGH OCTOBER 3, 1999



  VENDOR #                           VENDOR NAME                                  CHECK AMT.       CHECK DATE      CHECK #
---------------------------------------------------------------------------------------------------------------------------

63078             Weil, Gotshal & Manges, LLP                                    $ 50,788.10        8/30/99       B0019172
71217             Bass, Berry & Sims, PLC                                        $126,590.04        8/30/99       B0019173
79108             Ernst & Young LLP                                              $172,600.00        8/30/99       B0019174
98378             Skadden Arps Slate, Meagher & Flom                             $715,394.00        8/30/99       B0019175
99104             Jay Alix & Associates                                          $358,322.33        8/30/99       B0019176
99391             Otterbourg, Steindler, Houston & Rosed, PC                     $160,293.09        8/30/99       B0019177
99444             Sitrick & Company                                              $ 54,198.62        8/30/99       B0019178
99454             Harwell, Howard, Hyne, Gabbert & Manner, PC                    $ 19,058.15        8/30/99       B0019179
96684             Jeffrey S Sherbow PC                                           $  5,467.26        8/31/99       30016040
57117             Deloitte & Touche                                              $ 20,882.38         9/1/99       30016190
67017             Barkley & Thompson                                             $    736.52         9/1/99       30016191
95384             Deloitte & Touche LLP                                          $ 36,591.95         9/1/99       B0019224
85611             Wright, Robinson, Osthimer & Tatum                             $  1,092.40         9/2/99       30016412
92760             Underwood, Kinsey, Warren & Tucker                             $    894.70         9/2/99       30016414
95569             Talbot & Alsop                                                 $    648.00         9/2/99       30016416
95911             Kelly, Lucas & Pacific LLP                                     $  9,617.00         9/2/99       30016417
50995             Brann & Isaacson LLP                                           $    395.38         9/3/99       30016529
57117             Deloitte & Touche                                              $ 78,799.00         9/8/99       30016787
86237             Brusnisk, Clement, Harrison & McCool PC                        $  1,174.13        9/14/99       30017345
99459             Robert L Berger & Associates                                   $ 10,051.99        9/22/99       B0019449
57117             Deloitte & Touche                                              $ 65,310.65        9/23/99       30018616
57117             Deloitte & Touche                                              $ 17,496.15        9/24/99       30018880
63078             Weil, Gotshal & Manges, LLP                                    $ 49,515.86        9/24/99       B0019519
71217             Bass, Berry & Sims, PLC                                        $ 92,904.79        9/24/99       B0019520
79108             Ernst & Young LLP                                              $267,068.00        9/24/99       B0019521
99104             Jay Alix & Associates                                          $265,421.97        9/24/99       B0019522
99391             Otterbourg, Steindler, Houston & Rosed, PC                     $157,139.18        9/24/99       B0019523
99444             Sitrick & Company                                              $ 99,840.84        9/24/99       B0019524
99454             Harwell, Howard, Hyne, Gabbert & Manner, PC                    $ 21,928.12        9/24/99       B0019525
98378             Skadden Arps Slate, Meagher & Flom                             $420,311.32        9/24/99       B0019526
99459             Robert L Berger & Associates                                   $ 22,794.08        9/28/99       B0019541


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

ROLLING REVISED CASH FLOW FORECAST
(Dollars in Thousands)


                                           Actual        Forecast       Forecast      Forecast
        As of and for the week ending     10/17/99       10/24/99       11/28/99       1/2/00
                                          --------       --------       --------       ------

Ending Total Revolver Balance             $249,447       $280,775       $389,034      $ 87,593
Term Loan                                 $ 99,500       $ 99,500       $ 99,500      $ 99,500
Standby Letters of Credit                 $ 27,649       $ 27,649       $ 27,649      $ 27,649
Trade Letters of Credit                   $ 65,434       $ 57,551       $ 28,508      $ 22,711
                                          --------       --------       --------      --------
Total Extensions of Credit                $442,030       $465,475       $544,691      $237,453
                                          --------       --------       --------      --------

Borrowing Base                            $644,012       $645,742       $724,974      $526,593

Availability                              $201,982       $180,267       $180,283      $289,140


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)




                                                          OCTOBER 3,      AUGUST 29,
                                                             1999           1999
ASSETS
Current Assets:
  Cash and cash equivalents                               $    36,923    $    36,869
  Accounts receivable                                          18,742         14,428
  Inventories                                                 772,299        662,533
  Prepaid expenses and other assets                    (a)     78,666         64,064
                                                          -----------    -----------

  TOTAL CURRENT ASSETS                                        906,630        777,895
                                                          -----------    -----------

PROPERTY AND EQUIPMENT
  Owned assets, net of accumulated depreciation               359,057        362,727
  Capitalized leases, net of accumulated amortization          14,012         15,453
                                                          -----------    -----------

         TOTAL PROPERTY AND EQUIPMENT                         373,069        378,180
                                                          -----------    -----------

  Other assets and deferred charges                    (b)     62,281         80,002
                                                          -----------    -----------

  TOTAL ASSETS                                            $ 1,341,980    $ 1,236,077
                                                          ===========    ===========
LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:
  Notes payable to banks                                  $   203,633    $   120,714
  Accounts payable                                            112,833         62,140
  Accrued expenses                                            166,403        142,281
  Sales & local sales tax                                      16,008         14,945
  Current maturities of long-term debt                          1,000          1,000
                                                          -----------    -----------

  TOTAL CURRENT LIABILITIES                                   499,878        341,080



              SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    Consolidated Balance Sheets (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)




                                                          OCTOBER 3,      AUGUST 29,
                                                            1999             1999

Long-Term Liabilities:
  Accrued restructuring-Noncurrent                               --             (27)
  Long-term debt                                             98,500          98,750
Liabilities Subject To Compromise:
  Accrued restructuring costs                        (c)     55,353          67,729
  Capitalized lease obligations                              31,333          33,754
  Long-term debt                                            439,558         465,055
  Accounts payable                                          190,749         193,424
  Accrued expenses                                   (d)     67,379          81,589
                                                        -----------     -----------
  Total Liabilities Subject To Compromise                   784,371         841,552

  TOTAL LIABILITIES                                       1,382,749       1,281,354
                                                        -----------     -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
  Common stock                                               50,012          50,024
  Additional paid-in-capital                                  4,965           6,562
  Deferred compensation                                        (800)           (897)
  Accumulated other comprehensive loss                         (869)           (869)
  Retained (deficit) earnings                               (94,076)       (100,097)
                                                        -----------     -----------
            TOTAL SHAREHOLDERS' (DEFICIT) EQUITY            (40,769)        (45,277)

  TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY  $ 1,341,980     $ 1,236,077
                                                        ===========     ===========

  Notes:

  (a) Cash in advance payments increased by approximately $15,000 in accordance with seasonal purchasing patterns increasing prepaid expenses and other assets.
  (b) Net auction proceeds recorded as restricted cash included in the line other assets and deferred charges decreased by approximately $18,000.
  (c) Includes changes in the restructure accrual estimate and the reversal of the 502(b)(6) accrual for auctioned real estate properties, which were settled during the period.
  (d) Includes changes in the close store accrual estimate and the reversal of the 502(b)(6) accrual for auctioned real estate properties, which were settled during the period.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 10/03/99
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended: 10/03/99
FORM OPR-4



                                               Total                 Current
                                           --------------        --------------
Trade Accounts Payable (Merchandise)          $ 112,833              $ 112,833



                                               Total                 Current
                                           --------------        --------------
Expense & other payables                      $ 166,403              $ 166,403


CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


                                   DATE        DATE           TOTAL          0-30
         TAXES PAYABLE           INCURRED      DUE             DUE           DAYS
                                 ---------------------------------------------------
Federal Income Tax            ** Various      Various       8,411,448     8,411,448

State Income Tax              *  Various      Various        (218,706)     (218,706)
                                                          --------------------------

                    SUBTOTAL                                8,192,742     8,192,742
                                                          --------------------------

State & Local Sales Tax          Various      Various      16,008,268    16,008,268
                                                          --------------------------

Personal Property Tax         *  Various      Various         902,111       902,111

Real Estate Taxes             *  Various      Various       7,583,521     7,583,521

Inventory Taxes               *  Various      Various       1,423,898     1,423,898

Gross Receipts/Bus Licenses   *  Various      Various         109,631       109,631

Franchise Taxes               *  Various      Various         166,635       166,635
                                                          --------------------------

                    SUBTOTAL                               10,185,796    10,185,796
                                                          --------------------------

                                                          --------------------------
     TOTAL TAXES PAYABLE                                   34,386,806    34,386,806
                                                          ==========================

*   liability included in accrued expenses on OPR-2
**  tax reserve

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 30, 1999 THROUGH OCTOBER 3, 1999

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)


                                              DATE                     TOTAL DUE
                                            INCURRED      DATE DUE  (10/3/99 Balance)
POST PETITION SECURED DEBT
     Revolver Borrowings                     3/27/99      6/30/01         203,633
     Facility Standby Letters of Credit      3/27/99      6/30/01          27,649
     Facility Trade Letters of Credit        3/27/99      6/30/01          73,265
     Term Loans                              3/27/99      6/30/01          99,500
                                                                       ----------
     TOTAL EXTENSIONS OF CREDIT                                           404,047

POST PETITION UNSECURED DEBT                                                 --

ACCRUED INTEREST PAYABLE                                                 $  2,284


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               Consolidated Statements of Operations (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)


                                                                         ACTIVITY
                                                                     AUGUST 30, 1999
                                                                         THROUGH
                                                                     OCTOBER 3, 1999
                                                                     ---------------
Net Sales                                                               $ 153,233

Costs of merchandise sold and buying and occupancy expense                116,159
                                                                        ---------
Gross margin after cost of merchandise sold and buying and
     occupancy expenses                                                    37,074

Selling, General and Administrative Expenses:
     Net Employment Expense                                                28,790
     Net Advertising                                                       11,286
     Banking and Other Fees                                                 2,052
     Real Estate and Other Taxes                                            2,235
     Supplies                                                               1,364
     Communication and Equipment                                              621
     Travel                                                                   448
     UCC and Other Services                                          (a)   (2,211)
     Legal and Professional                                                   645
     Sales and Shipping                                                       105
     Insurance                                                                756
     Miscellaneous                                                   (b)  (10,641)
     Credit Card Services                                                     (50)
                                                                        ---------
Total Selling, General and Administrative Expenses                         35,400


               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                Consolidated Statements of Operations (Unaudited)
                           (Debtor - in - Possession)
                                 (In thousands)


                                                                         ACTIVITY
                                                                     AUGUST 30, 1999
                                                                         THROUGH
                                                                     OCTOBER 3, 1999
                                                                     ---------------

Other expense/(income), net                                                  171

Restructuring charge                                                (c)  (14,153)

Depreciation and amortization                                              3,797
                                                                        --------

Earnings (loss) before interest, reorganization items,
     and income tax                                                       11,860

Interest expense - debt                                                    5,001
Interest expense - capitalized leases                                        317
                                                                        --------

Earnings (loss) before reorganization items, and income tax                6,541

Reorganization Items:
     Legal and Professional                                                2,551
     Miscellaneous fees                                                      568
     Close Store Charges                                            (d)   (2,599)
                                                                        --------
     Total Reorganization Items                                              521

Earnings (loss) before income tax                                          6,020
     Income tax benefit                                                      --
                                                                        --------
Net earnings (loss)                                                     $  6,020
                                                                        ========

Notes:

(a) Includes Uniform Inventory Cost Capitalization adjustment to reflect revised estimate of inventoriable costs.
(b) Includes income from proceeds received to terminate and exit certain operating leases.
(c) Includes changes in the restructure accrual estimate and the reversal of the 502(b)(6) accrual for auctioned real estate properties, which were settled during the period.
(d) Includes changes in the close store accrual estimate and the reversal of the 502(b)(6) accrual for auctioned real estate properties, which were settled during the period.